EXHIBIT 32.1
CERTIFICATION
I, Leo S. Ullman, Chief Executive Officer of Cedar Shopping Centers, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:
1. The Annual Report on Form 10-K of the Company for the period ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
IN WITNESS WHEREOF, I have executed this Certification this 13th day of March 2008.

/s/ LEO S. ULLMAN
Leo S. Ullman
Chief Executive Officer